Exhibit 99.5

Employee FAQ

Following the announcement of the planned acquisition of AK Steel, we wanted to provide information about the process and be responsive and transparent about any questions you may have. Please understand that there are some questions that we are simply not in position to answer today, but we will keep you informed as we approach the completion of the transaction, which is expected in the first half of 2020, subject to approval by the shareholders of both companies, regulatory approvals and the satisfaction or waiver of other customary closing conditions.

In the meantime, we will hold an employee call to discuss the transaction on Wednesday, December 4th, which we hope you can attend.

1.	What is being announced today?

•	We announced that we have reached an agreement to be acquired by Cleveland-Cliffs to create a vertically integrated producer of value-added iron ore and steel products.

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Under the terms of the merger agreement, AK shareholders will receive a fixed exchange ratio of 0.40 of a share of Cliffs common stock for each share of AK Steel common stock they own, representing a 16% premium to AK Steel’s stock price as of December 2, 2019, and a premium of 27% based on the 30-day volume weighted average price of AK Steel common shares.

•	Upon completion of the transaction, Cliffs shareholders will own approximately 68% and AK Steel shareholders will own approximately 32% percent of the combined company on a fully diluted basis.

2.	Why are we doing this and why is Cliffs the right partner for AK Steel?

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The transaction presents an opportunity to create a premier North American company by combining Cliffs, North America’s largest producer of iron ore pellets, with AK Steel, a leading producer of innovative flat rolled carbon, stainless and electrical steel products.

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The transaction is transformational and aligns with AK Steel’s ongoing strategy to grow our company and create shareholder value by commercializing innovative products and services, driving further growth into new markets and downstream businesses and transforming our operations to significantly improve our cost position.

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The two businesses are highly complementary, and the combined company is expected to benefit from a more diversified base of customer and improved profitability, with less overall emphasis on commodity-linked contracts.

•	The combined company will have a strong balance sheet and strong free cash flow generation to support long-term growth.

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As part of a larger company that is vertically integrated, we will be better positioned to invest in growth opportunities, while continuing to provide innovative steel solutions to meet our customers’ evolving needs.

3.	Why is Cliffs a good cultural fit for AK Steel?

•	Cliffs also has a strong and proud history in Ohio, tracing its roots back over 170 years with the founding of the Cleveland Iron Company in Cleveland, which remains their home today.

•	Cliffs has 2,200 employees and their hourly employees are represented by the United Steelworkers.

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Operating four iron ore mines in Michigan and Minnesota, Cliffs produces iron ore pellets that complement steelmaking operations like our own, as well as hot briquetted iron for use in electric arc furnaces.

•	Cliffs holds the top position as the largest producer of iron pellets in North America and produced over 20 million long tons of iron ore pellets in 2018.

•	Becoming part of Cliffs positions us for future success.

4.	Why is this the right time to be acquired?

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Our Board, with the help of outside financial and legal advisors, carefully reviewed Cleveland-Cliffs’ offer and concluded that a combination with Cliffs is in the best interests of our company and our stakeholders.

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We believe this is a compelling opportunity for our shareholders to participate in the long-term value creation potential of a vertically integrated producer of value-added iron ore and steel products with significant scale and diversification.

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Additionally, as part of a larger company that is vertically integrated, we will be better positioned to invest in growth opportunities, while continuing to provide innovative steel solutions to meet our customers’ evolving needs.

5.	How will the acquisition impact my employment or my facility?

•	This combination is about growth and the opportunity to bring together and leverage the respective strengths of AK Steel and Cliffs.

•	Due to the complementary nature of our businesses, we do not expect significant changes to our operations, facilities or employee functions.

•	While there will naturally be overlap in some corporate functions, we are not in a position to provide any specific details at this time about any particular role or facility.

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Additionally, we do not anticipate any changes until the transaction is consummated, which we expect to occur in the first half of 2020, subject to approval by the shareholders of both companies, regulatory approvals and the satisfaction or waiver of other customary closing conditions. Until then, AK Steel and Cliffs will continue to operate independently.

•	We should all remain focused on our day-to-day responsibilities, maintaining safe operations and serving our customers.

•	We will provide additional information when possible.

6.	How will the acquisition impact my pay or benefits?

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Prior to the closing of the transaction (which we expect to occur in the first half of 2020, subject to approval by the shareholders of both companies, regulatory approvals and the satisfaction or waiver of other customary closing conditions), there are no anticipated changes to our employees’ pay or benefits as a result of the announcement of the transaction.

•	There will be no material changes to your overall compensation for at least 12 months following completion of the transaction.

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Once the acquisition is complete additional details will be provided regarding employee benefits. For at least 12 months following completion of the transaction, your employee benefits will be substantially comparable in the aggregate to the employee benefits you currently receive.

7.	How will the acquisition impact the payment of the Management Incentive Plan?

•	Employees will remain eligible for an MIP payment based on the 2019 objectives and our final year-end results.

•	As in prior years, we expect to communicate those results to you following the AK Steel Board meeting in January 2020.

•	We anticipate that the payment date will be on or before the end of February 2020.

8.	How will my job change?

•	As part of becoming a North American leader in iron ore and steel, employees will have the opportunity through the new company to better serve customers and pursue growth opportunities.

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After the transaction closes, we will share updates when we can regarding the integration of Cliffs and AK Steel. Since our businesses are highly complementary, we do not expect there to be significant changes.

•	Until the transaction closes, business will continue as usual and it is important for employees to continue doing your jobs safely and effectively.

9.	What will happen if I do lose my job as a result of this transition?

•	In the event that your position is eliminated as a result of this transition being finalized, you will be provided with severance benefits.

•	We are committed to treating all employees with dignity and respect throughout this process.

10.	Does today’s news change the planned closing of the Ashland Facility?

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The combination could allow for the potential retooling of our facility in Ashland, Kentucky at some point in the future to manufacture pig iron, which would create future opportunities for both pellet demand and more metallic products.

•	However, our shutdown of the coating line by the end of 2019 will take place as planned.

•	It is still early days and we are not in a position to provide any specific details about any particular facility.

•	We will provide additional information at the appropriate time.

11.	Will the combined company maintain a presence in West Chester? If not, what about our commitments to the community?

•	Yes, we will maintain a significant presence at our current headquarters in West Chester, Ohio along with our Research and Innovation Center in Middletown, Ohio.

•	Cliffs and AK Steel share a deep heritage in Ohio and a long-term commitment to the state.

12.	What will the integration process be like? How long will it take?

•	Once the transaction is completed, AK Steel will operate as a subsidiary of Cliffs and we anticipate it will maintain the historic and trusted AK Steel brand and corporate identity.

•	We expect the transaction to close in the first half of 2020, and then the integration process will begin.

•	We will continue to update you when we can regarding the integration process.

13.	Will we have the chance to hear from any Cliffs executives?

•	The Cliffs team looks forward to meeting with us as soon as the transaction is completed, which we expect to occur in the first half of 2020.

14.	Who will lead the combined company?

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Following completion of the transaction, Lourenco Goncalves, Chairman of the Board, President and CEO of Cliffs will lead the expanded organization and Roger Newport, CEO and a Director of AK Steel, will retire, assuming the transaction closes.

•	Three existing members of AK Steel’s Board will join Cliffs’ Board and two existing members of Cleveland-Cliffs’ Board will step down.

15.	What is the timeline for the acquisition? Should I reach out to my counterparts at Cliffs?

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Until the transaction is complete, which we expect to occur in the first half of 2020, subject to approval by the shareholders of both companies, regulatory approvals and the satisfaction or waiver of other customary closing conditions, we will continue to operate as two separate and independent companies.

•	It is important that we not coordinate with Cliffs employees, or engage with them directly regarding this pending transaction.

•	An integration team with individuals from both AK Steel and Cliffs will lead and plan the integration of our businesses, subject to limitations that apply to us under applicable law.

•	In the meantime, it is business as usual at AK Steel.

16.	What should we tell our customers about this deal?

•	You can tell our customers that our combination with Cliffs marks an important step in our ongoing effort to transform AK Steel as an innovative steel solutions provider.

•	You can reassure our customers that today’s news will not change our business relationship with them in any way.

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As part of a larger company with enhanced scale and resources, we will have increased flexibility to invest in our business and support our growth projects so that we can to continue to provide customers with innovative steel solutions that meet their evolving needs.

17.	I own AK Steel stock. Should/can I sell it?

•	You are free to sell AK Steel shares, subject to our insider trading policy, which has been provided to the appropriate individuals.

•	Any AK Steel shares that you own at the time of closing will be converted into the right to receive 0.40 of a share of Cliffs common stock.

18.	Given Cliffs’ business, what should we tell our suppliers about this deal?

•	You can reassure our suppliers that this news will not change our relationship with them.

•	Specifically, that while AK Steel will continue to use Cliffs as its leading supplier of iron ore, it will also continue its existing long-term relationships with other suppliers.

19.	Who should we go to if we have additional questions?

•	If you have any questions, please see your direct supervisor, manager, or local Human Resources Representative.

20.	Who should we contact if we receive any inquiries from the media?

•	If you receive any media inquiries, please send them onto Lisa Jester, Corporate Manager, Communications and Public Relations at 513-425-2510 or lisa.jester@aksteel.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the shareholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department:

AK Steel	Cleveland-Cliffs
513-425-5215	216-694-5700

PARTICIPANTS IN THE SOLICITATION

AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.